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                                    PROPOSAL
                        ST. CLAIR STEEL STRUCTURES, INC.
    222 Flaio Rd., P. O. Box 4464, Corpus Christi, Texas 78408-512/289-6966


TO:  Corpus Christi Day Cruises LLC       Re:  Terminal Building for Cruise Ship
     555 Challenger Ave.                       Facilities, Harbor Island, Texas
     Port Canaveral, FL 32920

We hereby propose to furnish all materials, labor and equipment required to erect the metal building described below and or in accordance with plans and specifications prepared by St. Clair Steel Structures, Inc.

If erection is by St. Clair Steel Structures, Inc., standard erection practices and procedures will be used:

SIZE     80' x 90'                GUTTERS-DOWNSPOUTS     Yes
EAVE HEIGHT  12'                  ROOF EXTENSION
TYPE   1/12 pitch                 CANOPY
DESIGN - FRAMES TWIA Code Port of Corpus Christi
     WINDLOAD   125 mph           ROOF VENTILATORS
     LIVELOAD   20 psf              TYPE:                           SIZE:
     OTHER      5 psf             PLASTIC ROOF SHEETS 10 ea. white UL approved
ROOF SHEETS  24 ga. color         INSULTATION: ROOF  Yes       S/WALL     Yes
WALL SHEETS  24 ga color            THICKNESS    4"            UL RATING  25
FINISH  Galvalume & Factory Finish  FACING White Reinforced Vinyl
                                                             POULTRY WIRE  No
END WALL FRAME  Bearing           ANCHOR BOLTS  Yes
WING UNIT
WALK DOORS Framed openings for    FOUNDATION:
 Glass Door and Glass Entrance    TYPE Monolithic  FOOTINGS/PIERS
 Doors                            SLAB TKN'S  9"   EXT. BEAMS  12" X 24"
OVERHEAD DOORS:                   INT.BEAMS 10" x 18"  SL REINF #4 rebar 12" O.C
 TYPE                             EXT. BM REINF. 4#6  INT. BM. REINF 4#6

WINDOWS:                          OTHER ITEMS:
Fixed Glass and Mullion Glass     BLDG PERMIT  Yes     BLDRS RISK INS.  Yes
Entrance Doors                    TAP FEES  No         GLASS & STOREFRONT  Yes
SLIDING DOORS:                    INT. FINISH  Yes     PLUMBING     Yes
    No                            A/COND    Yes        ELEC.     Yes

SPECIAL NOTES: We propose to furnish and erect a Metal Building 80' x 90' x 12' Eave with coloral walls and roof with stainless steel fasteners, walls and roof are to be insulated with R19-4" blanket fiberglass insulation with reinforced white vinyl vapor barrier. Framed openings are provided for the store front, glass and glass entrance doors. White skylights, - 10 ea. will be installed in the roof. We will also furnish and install a 5" monolithic concrete foundation with 12" x 24" perimeter beams and 10" x 18" interior beams on level site furnished by owner. Slab re-inforcement will be #4 rebar 12" o.c. and beam 4 ea. #6 rebar. #3 stirrups 24" o.c. will be designed and stamped by a registered professional engineer. Building and foundation are to be designed to meet the Texas Windstorm TWIA Code for any building east of the Intercoastal Canal. The building will be constructed to meet the Port of Corpus Christi requirements.

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St. Clair Steel Structures will take care of all permits and insurance certification necessary to obtain insurance on the building from the Texas Board of Insurance in Austin, Texas.

Our prices per Schedule 'A' attached includes all items listed on Schedule 'A' toward furnishing a complete job, for job cost purposes, we have listed budgeted figures for each sub contract to be furnished under this contract. Schedule 'A" is part of this contract and will be used for draw purposes.

TOTAL PRICE: Two Hundred Thirty One Thousand Two Hundred Seventy Six Dollars ($231,276.00) PAYMENT TO BE MADE AS FOLLOWS: 10% DOWN ($23,127) $39,600 upon completion of foundation, $45,000 upon delivery of metal building to jobsite, draws for building erection and during the performance of the sub-contract work per Schedule 'A' attached.

Date:  5/1/00                Signed  /s/
                                     -----------------------------------------

This proposal may be withdrawn by us if not accepted with 90 days.

ACCEPTANCE OF PROPOSAL:

The above proposal has bee examined, found satisfactory and is hereby accepted. You are authorized to order the building and/or other materials required to do the work itemized above. Payment is to be made as outlined above.

DATE:  5/22/00       By: /s/ Martin Gross
                            ----------------------------------------------------
                             Mgr. Corpus Christi Day Cruise LLC